FIFTH AMENDMENT TO LEASE

THIS FIFTH AMENDMENT TO LEASE (this "**Fifth Amendment**") is made as of September 4th, 2019, by and between **ARE-NC REGION NO. 5, LLC**, a Delaware limited liability company ("**Landlord**"), and **HUMACYTE, INC.**, a Delaware corporation ("**Tenant**").

RECITALS

A. Landlord and Tenant are parties to that certain Lease Agreement dated as of December 31, 2015, as amended by that certain letter agreement dated January 29, 2016, and as further amended by that certain First Amendment to Lease dated as of September 30, 2016, as further amended by that certain Second Amendment to Lease dated as of February 8, 2017 (the "**Second Amendment**"), as further amended by that certain Third Amendment to Lease dated as of April 21, 2017, and as further amended by that certain Fourth Amendment to Lease dated as of October 31, 2017 (as amended, the "**Lease**"). Pursuant to the Lease, Tenant leases that certain building located at 2525 E. NC Highway 54, Durham, North Carolina premises containing approximately 82,996 rentable square feet (the "**Premises**"). The Premises are more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B. Landlord and Tenant desire, subject to the terms and conditions set forth below, to amend the Lease as provided for in this Fifth Amendment.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1. **Base Term**. Commencing on the date of this Fifth Amendment, the defined term "**Base Term**" on page 1 of the Lease shall be deleted in its entirety and replaced with the following:

   > "A term (i) beginning, with respect to the Original Premises and the Expansion Premises, on the Commencement Date and ending on March 31, 2027, and (ii) beginning, with respect to the Second Expansion Premises, on the Second Expansion Premises Commencement Date and ending on May 31, 2028."

   For the avoidance of doubt, the terms of Section 6 of the Second Amendment with respect to Tenant's election to exercise its Extension Right under Section 40 of the Lease shall continue to apply.

2. **Base Rent**. Attached to this Fifth Amendment as **Exhibit A** is a schedule of Base Rent payable under the Lease.

3. **TI Allowances**. Attached to this Fifth Amendment as **Exhibit B** is a schedule of the Additional Rent payable in connection with the TI Allowance, the Additional TI Allowance, the Second Expansion Premises TI Allowance and the Additional TI Fund.

4. **OFAC**. Tenant is and, to Tenant's knowledge, all beneficial owners of Tenant are currently (a) in compliance with and shall at all times during the Term of the Lease remain in compliance with the regulations of the Office of Foreign Assets Control ("**OFAC**") of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the "**OFAC Rules**"), (b) not listed on, and shall not during the term of the Lease be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or

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regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

5. **Brokers**. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, "**Broker**") in connection with the transaction reflected in this Fifth Amendment and that no Broker brought about this transaction. Landlord and Tenant each hereby agrees to indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this Fifth Amendment.

6. **Miscellaneous**.

a. This Fifth Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Fifth Amendment may be amended only by an agreement in writing, signed by the parties hereto.

b. This Fifth Amendment is binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

c. This Fifth Amendment may be executed in 2 or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature process complying with the U.S. federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Electronic signatures shall be deemed original signatures for purposes of this Fifth Amendment and all matters related thereto, with such electronic signatures having the same legal effect as original signatures.

d. Except as amended by this Fifth Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Fifth Amendment. In the event of any conflict between the provisions of this Fifth Amendment and the provisions of the Lease, the provisions of this Fifth Amendment shall prevail. Whether or not specifically amended by this Fifth Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Fifth Amendment.

[Signatures are on the next page]

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IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment as of the day and year first above written.

TENANT:

HUMACYTE, INC.,
a Delaware corporation

By: Dale A. Sander
Its: Chief Financial Officer

LANDLORD:

ARE-NC REGION NO. 5, LLC,
a Delaware limited liability company

By: ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
a Delaware limited partnership,
managing member

By: ARE-QRS CORP.,
a Maryland corporation,
general partner

By: ____________________
Its: ____________________
Jackie Clem
Senior Vice President
RE Legal Affairs

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3

Exhibit A

Base Rent

Base Rent	suite 100	suite 225	suite 250	Total
04/01/17 - 03/31/18	$74,507.25	$20,580.29	$ 25,392.67	$ 120,480.21
04/01/18 - 03/31/19	$76,369.93	$21,094.80	$ 26,027.48	$ 123,492.21
04/01/19 - 03/31/20	$78,279.18	$21,622.17	$ 26,678.17	$ 126,579.52
04/01/20 - 03/31/21	$80,236.16	$22,162.72	$ 27,345.12	$ 129,744.00
04/01/21 - 03/31/22	$82,242.06	$22,716.79	$ 28,028.75	$ 132,987.60
04/01/22 - 03/31/23	$84,298.11	$23,284.71	$ 28,729.47	$ 136,312.29
04/01/23 - 03/31/24	$86,405.57	$23,866.83	$ 29,447.71	$ 139,720.11
04/01/24 - 03/31/25	$88,565.71	$24,463.50	$ 30,183.90	$ 143,213.10
04/01/25 - 03/31/26	$90,779.85	$25,075.09	$ 30,938.50	$ 146,793.44
04/01/26 - 03/31/27	$93,049.35	$25,701.96	$ 31,711.96	$ 150,463.27

Base Rent	suite 200A
05/01/17 - 05/31/17	$22,442.00
06/01/17 - 05/31/18	$-
06/01/18 - 05/31/19	$22,863.50
06/01/19 - 05/31/20	$23,435.09
06/01/20 - 05/31/21	$24,020.96
06/01/21 - 05/31/22	$24,621.49
06/01/22 - 05/31/23	$25,237.03
06/01/23 - 05/31/24	$25,867.95
06/01/24 - 05/31/25	$26,514.65
06/01/25 - 05/31/26	$27,177.52
06/01/26 - 05/31/27	$27,856.95
06/01/27 - 05/31/28	$28,553.38

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732914860.2

A-1

732914860.2

Exhibit B

Additional Rent

A - TI Allowance

Original Premises

Annual Escalation Rate	2.50%	annual escalation rate
A - TI Allowance	$ 1,408,840	billing for TI spend above $35/rsf ($20 x 74,442 rsf (with ste 100 not remeasured))
Additional Rent Rate	$ 0.1585	per rsf of the Original Premises per year
Annual Additional Rent	$ 223,301	
Monthly Additional Rent	$ 18,608.43	

Building	Billing Group	Unit	From	To	Gross Amount	BF	Pay Term
16013	16013	100/250/225	05/01/17	03/31/18	$ 18,608.43	M	D1
16013	16013	100/250/225	04/01/18	03/31/19	$ 19,073.64	M	D1
16013	16013	100/250/225	04/01/19	03/31/20	$ 19,550.48	M	D1
16013	16013	100/250/225	04/01/20	03/31/21	$ 20,039.24	M	D1
16013	16013	100/250/225	04/01/21	03/31/22	$ 20,540.22	M	D1
16013	16013	100/250/225	04/01/22	03/31/23	$ 21,053.73	M	D1
16013	16013	100/250/225	04/01/23	03/31/24	$ 21,580.07	M	D1
16013	16013	100/250/225	04/01/24	03/31/25	$ 22,119.57	M	D1
16013	16013	100/250/225	04/01/25	03/31/26	$ 22,672.56	M	D1
16013	16013	100/250/225	04/01/26	03/31/27	$ 23,239.38	M	D1

suite	rsf	allocated	esc thru 3.31.19	inquiry tick mark
100	43,531	$ 11,499.44	$ 11,786.93	A
250	14,864	$ 3,926.57	$ 4,024.74	A
225	12,047	$ 3,182.42	$ 3,261.98	A
	70,442	$ 18,608.43	$ 19,073.64	

B-1

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73291486O.2

B - ATI Allowance 1

Expansion Premises

Annual Escalation Rate	2.50%	annual escalation rate
B - ATI Allowance $	1,088,662	ATI Allowance for Original and 1st Expansion Premises (100,225,250)
Additional Rent Rate $	0.1585	per rsf of the Expansion Premises per year
Annual Additional Rent $	172,553	
Monthly Additional Rent $	14,379.42	

Building	Billing Group	Unit	From	To	Gross Amount	BF	Pay Term
16013	16013	100/250/225	04/01/17	03/31/18	$ 14,379.42	M	D1
16013	16013	100/250/225	04/01/18	03/31/19	$ 14,738.90	M	D1
16013	16013	100/250/225	04/01/19	03/31/20	$ 15,107.37	M	D1
16013	16013	100/250/225	04/01/20	03/31/21	$ 15,485.06	M	D1
16013	16013	100/250/225	04/01/21	03/31/22	$ 15,872.18	M	D1
16013	16013	100/250/225	04/01/22	03/31/23	$ 16,268.99	M	D1
16013	16013	100/250/225	04/01/23	03/31/24	$ 16,675.71	M	D1
16013	16013	100/250/225	04/01/24	03/31/25	$ 17,092.61	M	D1
16013	16013	100/250/225	04/01/25	03/31/26	$ 17,519.92	M	D1
16013	16013	100/250/225	04/01/26	03/31/27	$ 17,957.92	M	D1

suite	rsf	allocated	esc thru 3.31.19	inquiry tick mark
100	43,531	$ 8,886.04	$ 9,108.19	B
250	14,864	$ 3,034.21	$ 3,110.06	
225	12,047	$ 2,459.17	$ 2,520.65	
	70,442	$ 14,379.42	$ 14,738.90	

B-2

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C - TI Allowance (rsf adjustment)

Original Premises

Annual Escalation Rate		2.50%	annual escalation rate
C - TI Allowance (rsf adjustment)	$	1,660	billing for TI spend above $35/rsf on the incremetal rsf adjustment for ste 100
Additional Rent Rate	$	0.1585	per rsf of the Original Premises per year
Annual Additional Rent	$	263	
Monthly Additional Rent	$	21.93	

Building	Billing Group	Unit	From	To	Gross Amount	BF	Pay Term
16013	16013	100/250/225	05/01/17	03/31/18	$ 21.93	M	D1
16013	16013	100/250/225	04/01/18	03/31/19	$ 22.47	M	D1
16013	16013	100/250/225	04/01/19	03/31/20	$ 23.04	M	D1
16013	16013	100/250/225	04/01/20	03/31/21	$ 23.61	M	D1
16013	16013	100/250/225	04/01/21	03/31/22	$ 24.20	M	D1
16013	16013	100/250/225	04/01/22	03/31/23	$ 24.81	M	D1
16013	16013	100/250/225	04/01/23	03/31/24	$ 25.43	M	D1
16013	16013	100/250/225	04/01/24	03/31/25	$ 26.06	M	D1
16013	16013	100/250/225	04/01/25	03/31/26	$ 26.71	M	D1
16013	16013	100/250/225	04/01/26	03/31/27	$ 27.38	M	D1

suite	rsf	allocated	esc thru 3.31.19	inquiry tick mark
100	83	$ 21.93	$ 22.47	C
250	-	$ -	$ -	
225	-	$ -	$ -	
	83	$ 21.93	$ 22.47	

B-3

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D - ATI Allowance 2

Expansion Premises

Annual Escalation Rate	2.50%	annual escalation rate
D - ATI Allowance	$ 2,381,764	ATI Allowance for Original and 1st Expansion Premises (100, 225, 250)
Additional Rent Rate	$ 0.1585	per rsf of the Original Premises per year
Annual Additional Rent	$ 377,510	
Monthly Additional Rent	$ 31,459.13	

First Amendment Section 4

Building	Billing Group	Unit	From	To	Gross Amount	BF	Pay Term
16013	16013	100/250/225	08/01/17	03/31/18	$ 31,459.13	M	D1
16013	16013	100/250/225	04/01/18	03/31/19	$ 32,245.61	M	D1
16013	16013	100/250/225	04/01/19	03/31/20	$ 33,051.75	M	D1
16013	16013	100/250/225	04/01/20	03/31/21	$ 33,878.04	M	D1
16013	16013	100/250/225	04/01/21	03/31/22	$ 34,724.99	M	D1
16013	16013	100/250/225	04/01/22	03/31/23	$ 35,593.12	M	D1
16013	16013	100/250/225	04/01/23	03/31/24	$ 36,482.94	M	D1
16013	16013	100/250/225	04/01/24	03/31/25	$ 37,395.02	M	D1
16013	16013	100/250/225	04/01/25	03/31/26	$ 38,329.89	M	D1
16013	16013	100/250/225	04/01/26	03/31/27	$ 39,288.14	M	D1

suite	rsf	allocated	esc thru 3.31.19	inquiry tick mark
100	43,614	$ 19,454.92	$ 19,941.30	D
250	14,864	$ 6,630.39	$ 6,796.15	
225	12,047	$ 5,373.81	$ 5,508.16	
	70,525	$ 31,459.13	$ 32,245.61	

732914860.2

B-4

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732914860.2

E - ATI Allowance

Expansion Premises

Annual Escalation Rate	2.50%	annual escalation rate
E - ATI Allowance $	408,449	ATI Allowance for Orginal and 1st Expansion Premises (100, 225, 250)
Additional Rent Rate $	0.1585	per rsf of the Expansion Premises per year
Annual Additional Rent $	64,739	
Monthly Additional Rent $	5,395	

Building	Billing Group	Unit	From	To	Gross Amount	BF	Pay Term
16013	16013	100/250/225	09/01/17	03/31/18	$ 5,394.93	M	D1
16013	16013	100/250/225	04/01/18	03/31/19	$ 5,529.80	M	D1
16013	16013	100/250/225	04/01/19	03/31/20	$ 5,668.05	M	D1
16013	16013	100/250/225	04/01/20	03/31/21	$ 5,809.75	M	D1
16013	16013	100/250/225	04/01/21	03/31/22	$ 5,954.99	M	D1
16013	16013	100/250/225	04/01/22	03/31/23	$ 6,103.87	M	D1
16013	16013	100/250/225	04/01/23	03/31/24	$ 6,256.46	M	D1
16013	16013	100/250/225	04/01/24	03/31/25	$ 6,412.88	M	D1
16013	16013	100/250/225	04/01/25	03/31/26	$ 6,573.20	M	D1
16013	16013	100/250/225	04/01/26	03/31/27	$ 6,737.53	M	D1

suite	rsf	allocated	esc thru 3.31.19	inquiry tick mark
100	43,614	$ 3,336.33	$ 3,419.74	E
250	14,864	$ 1,137.05	$ 1,165.47	
225	12,047	$ 921.56	$ 944.59	
	70,525	$ 5,394.93	$ 5,529.80	

B-5

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732914860.2

F - ATI Allowance

2nd Expansion Premises

Annual Escalation Rate	2.50%	annual escalation rate
F - ATI Allowance $	384,595	Additional TI Allowance 2nd Expansion Premises (200A)
Additional Rent Rate $	0.1585	per rsf of the 2nd Expansion Premises per year
Annual Additional Rent $	60,958	
Monthly Additional Rent $	5,080	

Building	Billing Group	Unit	From	To	Gross Amount	BF	Pay Term
16013	16013	200A	09/01/17	05/31/18	$ 5,079.86	M	D1
16013	16013	200A	06/01/18	05/31/19	$ 5,206.85	M	D1
16013	16013	200A	06/01/19	05/31/20	$ 5,337.02	M	D1
16013	16013	200A	06/01/20	05/31/21	$ 5,470.45	M	D1
16013	16013	200A	06/01/21	05/31/22	$ 5,607.21	M	D1
16013	16013	200A	06/01/22	05/31/23	$ 5,747.39	M	D1
16013	16013	200A	06/01/23	05/31/24	$ 5,891.08	M	D1
16013	16013	200A	06/01/24	05/31/25	$ 6,038.35	M	D1
16013	16013	200A	06/01/25	05/31/26	$ 6,189.31	M	D1
16013	16013	200A	06/01/26	05/31/27	$ 6,344.04	M	D1
16013	16013	200A	06/01/27	08/31/27	$ 6,502.65	M	D1

Inquiry tick mark

F

B-6

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732914860.2

G - Admin Rent

2nd Expansion Premises

Annual Escalation Rate	2.50%	annual escalation rate
G - Admin Rent $	188,860	Administrative Rent (1% of Hard Cost)
Additional Rent Rate $	0.1585	per rsf of the 2nd Expansion Premises per year
Annual Additional Rent $	29,934	
Monthly Additional Rent $	2,494.53	

Building	Billing Group	Unit	From	To	Gross Amount	BF	Pay Term
16013	16013	200A	09/01/17	05/31/18	$ 2,494.53	M	D1
16013	16013	200A	06/01/18	05/31/19	$ 2,556.89	M	D1
16013	16013	200A	06/01/19	05/31/20	$ 2,620.81	M	D1
16013	16013	200A	06/01/20	05/31/21	$ 2,686.33	M	D1
16013	16013	200A	06/01/21	05/31/22	$ 2,753.49	M	D1
16013	16013	200A	06/01/22	05/31/23	$ 2,822.33	M	D1
16013	16013	200A	06/01/23	05/31/24	$ 2,892.89	M	D1
16013	16013	200A	06/01/24	05/31/25	$ 2,965.21	M	D1
16013	16013	200A	06/01/25	05/31/26	$ 3,039.34	M	D1
16013	16013	200A	06/01/26	05/31/27	$ 3,115.32	M	D1
16013	16013	200A	06/01/27	08/31/27	$ 3,193.21	M	D1

inquiry tick mark

G

B-7

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732914860.2

H - $5M ATI

Annual Escalation Rate		2.50% annual escalation rate
gross allowance by lessor		5,000,000
calculation of maximum TI fund / square foot	$	60.2439
Incremental Increase in Base Rent per year	$	9.8186
Additional Rent with respect to TI Allowance per month	$	67,908.71

4th Amendment

Suite	RSF	% of RSF
100	43,614	52.55%
200A	12,471	15.03%
225	12,047	14.52%
250	14,864	17.91%
	82,996	**100.00%**

From	To	Suite 100	Suite 225	Suite 250
12/01/17	03/31/18	35,686	9,857	12,162
04/01/18	03/31/19	36,578	10,103	12,466
04/01/19	03/31/20	37,492	10,356	12,778
04/01/20	03/31/21	38,430	10,615	13,097
04/01/21	03/31/22	39,390	10,880	13,425
04/01/22	03/31/23	40,375	11,152	13,760
04/01/23	03/31/24	41,384	11,431	14,104
04/01/24	03/31/25	42,419	11,717	14,457
04/01/25	03/31/26	43,480	12,010	14,818
04/01/26	03/31/27	44,567	12,310	15,189

		Suite 200A
12/01/17	05/31/18	10,204
04/01/18	05/31/19	10,459
04/01/19	05/31/20	10,721
04/01/20	05/31/21	10,989
04/01/21	05/31/22	11,263
04/01/22	05/31/23	11,545
04/01/23	05/31/24	11,833
04/01/24	05/31/25	12,129
04/01/25	05/31/26	12,433
04/01/26	03/31/27	12,743

B-8

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